Ultra Series Fund
Supplement Dated September 29, 2016
This Supplement amends the Prospectus dated May 1, 2016 as supplemented July 28, 2016, and the Statement of Additional Information of the Ultra Series Fund dated May 1, 2016 as supplemented May 25, 2016, July 28, 2016, and August 24, 2016.

Core Bond Fund
Effective September 23, 2016, Randy Johnson has been replaced as co-manager of the Core Bond Fund by Michael Sanders, CFA. Paul Lefurgey, CFA and Greg Poplett, CFA continue to co-manage the fund. As a result of the foregoing, all references in the prospectus and SAI to Mr. Johnson as co-manager of the fund are deleted, and the disclosures related to Portfolio Management are deleted and replaced as noted below.

Fund Summary - Portfolio Management
The investment adviser to the fund is Madison Asset Management, LLC. Paul Lefurgey, CFA (Chairman, Executive Committee and Director of Income Investments), Greg Poplett, CFA (Vice President, Portfolio Manager), and Michael Sanders, CFA (Vice President, Portfolio Manager) co-manage the fund. Mr. Lefurgey has served in this capacity since July 2009, Mr. Poplett have served in this capacity since June 2013, and Mr. Sanders as served in this capacity since September 2016.

Prospectus - Portfolio Management
The Core Bond Fund is co-managed by Paul Lefurgey, CFA, Greg Poplett, CFA, and Michael Sanders, CFA. Mr. Lefurgey, Chairman of the Executive Committee and Director of Fixed Income Investments of Madison, has co-managed the fund since July 2009. Prior to joining Madison in October 2005, Mr. Lefurgey was Vice President of MEMBERS Capital Advisors, Inc. since 2003. Mr. Poplett, Vice President and Portfolio Manager of Madison, has co-managed the fund since June 2013, and has been a member of the fixed income team at Madison since 2004. Prior to that, he was employed by Voyageur Asset Management in Minneapolis, MN. Mr. Sanders, Vice President and Portfolio Manager, has co-managed the fund since September 2016. Mr. Sanders has been a member of the Madison fixed income team since 2013, and has worked in the financial services industry since 2004. Prior to joining Madison in 2013, he was a fixed income portfolio manager and analyst for Ziegler Lotsoff Capital Management focusing mainly on high yield bonds and preferred stocks.

Please keep this Supplement with your records.